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                                                                   Exhibit 10.10


                       THIRD AMENDMENT TO SECURITY AGREEMENT


     Reference is made to a certain Security Agreement dated June 5, 1997 as amended by (i) a certain First Amendment to Security Agreement dated October 31, 1997, and (ii) a certain Second Amendment to Security Agreement dated March 5, 1998 (collectively, the "Security Agreement") by and between DM Management Company, a Delaware Corporation (the "Debtor") and Citizens Bank of Massachusetts (the "Secured Party").

     In consideration of Secured Party increasing (for the period specified) from up to $8.5 million to up to $23,500,000 Secured Party's revolving credit facility with Debtor and otherwise agreeing to further amend that certain Loan Agreement dated June 5, 1997, as the same has been amended and restated in a certain Amended and Restated Loan Agreement dated as of October 31, 1997, and in a certain Second Amended and Restated Loan Agreement dated March 5, 1998 and as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 1998 and a Second Amendment to Second Amended and Restated Loan Agreement dated of even date herewith, and as the same may hereafter be amended (collectively, the "Loan Agreement"), which the Secured Party is unwilling to do unless, among other things, paragraph 1(e) of the Security Agreement is amended, among other things, to confirm that it secures
(i) payment and performance of the Loan Agreement as amended, (ii) payment and performance of the "Second Replacement Revolving Note" as defined in the Loan Agreement and payment and performance of the "Replacement New Bridge Note" as defined in the Loan Agreement, and payment and performance of the "Replacement Short Term Revolving Note" and "First Amendment to Assignment of Certificate of Deposit" executed by Debtor to Secured Party of even date herewith, as well as certain other instruments amended as of this date. The Debtor and the Secured Party hereby agree that the Security Agreement be and the same hereby is, amended by deleting Paragraph 1 thereof and replacing it with the following:

          The Debtor hereby grants to Secured Party, a security interest in all of the Debtor's present and future right, title and interest in and to the property described on Exhibit A (all of which is hereinafter called the "Collateral") to secure (a) the full payment of the sum of $8,500,000.00, or such lesser amount which shall have been advanced, together with interest and other charges, all as provided in a certain "Revolving Note" of the Debtor to the order of the Secured Party dated June 5, 1997, which note was amended and replaced by a certain "Replacement Revolving Note" dated October 31, 1997 in the face amount of $8,500,000.00, which note was amended and replaced by a certain "Second Replacement Revolving Note" dated September 4, 1998 in the face amount of $23,500,000, all as provided in a certain Loan Agreement dated June 5, 1997 as amended and restated as of March 5, 1998 and as further amended and restated dated September 4, 1998 herewith (collectively, the "Loan Agreement") together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the


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          maker of said note as provided therein; (b) the full payment of the sum of $1,650,000.00, as provided in a certain "Real Estate Note" (as defined in the Loan Agreement) of the Debtor to the order of the Secured Party dated July 30, 1997, executed and delivered by the Debtor to the Secured Party, pursuant to the Loan Agreement in the face amount of $1,650,000.00, with interest and other charges as provided therein, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein and under a certain Real Estate Mortgage (as defined in the Loan Agreement), as the same may be amended from time to time;
          (c) the full payment of the sum of $3,600,000.00, with interest and other charges, all as provided in a certain "Term Note" (as defined in the Loan Agreement) of the Debtor to the order of the Secured Party dated June 5, 1997, executed and delivered by the Debtor to the Secured Party pursuant to the Loan Agreement, in the original face amount of $3,600,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (d) the full payment of the sum of $4,300,000.00, with interest and other charges, all as provided in a certain "New Bridge Note" (as defined in the Loan Agreement), of the Debtor to the order of the Secured Party dated as March 5, 1998, executed and delivered by the Debtor to the Secured Party pursuant to the Loan Agreement, in the original face amount of $4,300,000.00, as amended and replaced by that certain "Replacement New Bridge Note" (as defined in the Loan Agreement) dated September 4, 1998, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein, and under a certain "Bridge Mortgage" (as defined in the Loan Agreement) as the same may be amended from time to time; (e) the full payment of the sum of $17,000,000.00 together with interest and other charges, all as provided in a certain "Short Term Revolving Note" (as defined in the Loan Agreement) of the Debtor to the order of the Secured Party dated March 5, 1998 pursuant to the Loan Agreement in the face amount of $17,000,000.00, as amended and replaced by that certain "Replacement Short Term Revolving Note" as defined in the Loan Agreement) dated September 4, 1998, and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein, and in a certain "Assignment of Certificate of Deposit" dated as of March 5, 1998 executed and delivered in connection therewith, as amended by First Amendment to Assignment of Certificate of Deposit dated September 4, 1998 and as the same may hereafter be amended; (f) the full payment and performance by the Debtor of all other indebtedness, obligations and liabilities of the Debtor to the Secured Party under the Loan Agreement, direct or indirect, absolute or contingent, now existing or hereafter arising (including, without limitation,


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          all "Obligations", as defined in the Loan Agreement, whether or not specifically referred to herein), which Loan Agreement provides, among other things, for the establishment of a "Revolving Loan" (as defined therein) and for the issuance of Letters of Credit pursuant to "L/C Applications" (as defined therein) pursuant to which "Advances" (as defined therein) may be made from time to time, and for repayment of all or a portion of the outstanding balance of such Advances together with interest and other charges, all in accordance therewith, and for the grant of "Loans" (as defined therein) as provided therein; and (g) the full payment and performance of all covenants and agreements herein contained or referred to on the part of the Debtor to be kept and performed (collectively hereafter referred to as "Obligations").

     In all other respects, the Security Agreement shall remain in full force and effect in accordance with its terms.

     Executed as an instrument under seal as of the 4th day of September, 1998.

                                        DM MANAGEMENT COMPANY

Witness

/s/ David R. Pierson
------------------------------          By: /s/ Olga L. Conley
                                            -------------------------------
                                            Olga L. Conley
                                            Chief Financial Officer





Agreed:   Citizens Bank of Massachusetts


          By: /s/ Lori B. Leeth, SVP
              ------------------------------------
              Lori B. Leeth, Senior Vice President


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